PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2022
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	September 30, 2022	September 30, 2021

Buildings	$967,530	$1,065,736
Machinery, equipment and furniture	1,866,760	2,037,311
Motor Vehicles	201,537	222,679
Construction-in-progress (“CIP”) (1)	20,274,698	17,555,078
Subtotal	23,310,525	20,880,804
Less: accumulated depreciation	(1,686,088)	(1,652,162)
Property, plant and equipment, net	$21,624,437	$19,228,642

Depreciation expense was $210,916, $219,906 and $226,527 for the years ended September 30, 2022, 2021 and 2020, respectively.

(1)	Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s subsidiary, Xi’an App-Chem Bio(Tech) Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City (“Tongchuan Project”), Shaanxi Province, with total budget of RMB 95.0 million (approximately $13.4 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The total budget increased to RMB 114.0 million (approximately $16.0 million) on July 2, 2021 due to increased material and labor cost, as well as longer construction period caused by COVID-19 pandemic. The construction of Tongchuan Project was fully completed and put into production in December 2022.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET (continued)

On May 10, 2021, a subsidiary of the Company’s Xi’an App-Chem, Gansu Baimeikang Bioengineering Co., Ltd. obtained a land use right and started to construct a new manufacturing plant in Yumen City (“Yumen Project”), Gansu Province, with total budget of RMB 40.0 million (approximately $5.6 million) including the construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The construction of Yumen Project is initially expected to be completed by October 2022. Due to resurgence of the COVID-19 pandemic, which resulted in the implementation of significant governmental measures, including lockdowns, closures, quarantines and travel bans, the construction work is estimated to be completed in May 2023.

As of September 30, 2022, the Company has spent approximately RMB 144.2 million (approximately $20.3 million) on the CIP projects located in Tongchuan and Yumen, and future minimum capital expenditures on these two CIP projects are estimated to be approximately $728,470, among which approximately $196,809 is required for the next 12 months. The Company currently plans to support its ongoing CIP project construction through cash flows from operations, cash on hand and bank borrowings.

As of September 30, 2022, future minimum capital expenditures on the Company’s two CIP projects are estimated as follows:

Years ending September 30,	Tongchuan CIP Project	Yumen CIP Project	Total
2023	$-	$196,809	$196,809
2024	-	-	-
2025	-	-	-
2026	306,737	224,924	531,661
Total	$306,737	$421,733	$728,470